SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 27, 2000
                                                  -----------------------------


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                          1-3526                58-0690070
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                   30303
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (404)506-5000
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                                      N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         Reference is made to the joint press release of The Southern Company and Southern Energy, Inc. which is filed herewith as Exhibit 99 and hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.


                  (c)    Exhibits.

                           99     - Press Release regarding the pricing of
                                    Southern Energy, Inc. initial public
                                    offering.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE SOUTHERN COMPANY


                                                  By /s/Tommy Chisholm
                                                       Tommy Chisholm
                                                         Secretary

Date:    September 28, 2000